SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       February 15, 2005
                                                -------------------------------


Commission         Registrant, State of Incorporation,       I.R.S. Employer
File Number        Address and Telephone Number              Identification No.

1-3526             The Southern Company                      58-0690070
                   (A Delaware Corporation)
                   270 Peachtree Street, N.W.
                   Atlanta, Georgia 30303
                   (404) 506-5000

The address of the registrant has not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01         Other Events.

         Effective February 15, 2005, The Bank of New York Trust Company, N.A. was appointed as (i) successor Property Trustee to Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company ("Deutsche Bank") under (A) that certain Amended and Restated Trust Agreement of Southern Company Capital Trust I ("Trust I") dated as of February 1, 1997 by and among Southern Company Capital Funding, Inc. (the "Company"), Deutsche Bank, Deutsche Bank Trust Company Delaware ("Deutsche Bank Delaware"), Wayne Boston, Richard Childs and the several Holders (as defined therein), (B) that certain Amended and Restated Trust Agreement of Southern Company Capital Trust II ("Trust II") dated as of February 1, 1997 by and among the Company, Deutsche Bank, Deutsche Bank Delaware, Wayne Boston, Richard Childs and the several Holders (as defined therein) and (C) that certain Amended and Restated Trust Agreement of Southern Company Capital Trust VI ("Trust VI") dated as of July 1, 2002 by and among the Company, Deutsche Bank, Deutsche Bank Delaware, Wayne Boston, Sam H. Dabbs, Jr. and the several Holders (as defined therein); (ii) successor Indenture Trustee to Deutsche Bank under (A) that certain Subordinated Note Indenture dated as of February 1, 1997 by and among the Company, The Southern Company ("Southern") and Deutsche Bank and all indentures supplemental thereto and (B) that certain Subordinated Note Indenture dated as of June 1, 1997 by and among the Company, Southern and Deutsche Bank and all indentures supplemental thereto and (iii) successor Guarantee Trustee to Deutsche Bank under (A) that certain Guarantee Agreement dated as of February 1, 1997 between Southern and Deutsche Bank with regard to the capital securities of Trust I, (B) that certain Guarantee Agreement dated as of February 1, 1997 between Southern and Deutsche Bank with

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regard to the capital securities of Trust II, and (C) that certain Guarantee
Agreement dated as of July 1, 2002 between Southern and Deutsche Bank with respect to the preferred securities of Trust VI.

Item 9.01.      Financial Statements and Exhibits.

                (c) Exhibits.

                  25.1 Statement of Eligibility under Trust Indenture Act of 1939, as amended, of The Bank of New York Trust Company, N.A., as Trustee under Subordinated Note Indenture dated as of February 1, 1997.

                  25.2 Statement of Eligibility under Trust Indenture Act of 1939, as amended, of The Bank of New York Trust Company, N.A., as Subordinated Note Indenture Trustee under Subordinated Note Indenture dated as of June 1, 1997.

                  25.3 Statement of Eligibility under Trust Indenture Act of 1939, as amended, of The Bank of New York Trust Company, N.A., as Property Trustee, relating to Southern Company Capital Trust I.

                  25.4 Statement of Eligibility under Trust Indenture Act of 1939, as amended, of The Bank of New York Trust Company, N.A., as Guarantee Trustee, relating to Southern Company Capital Trust I.

                  25.5 Statement of Eligibility under Trust Indenture Act of 1939, as amended, of The Bank of New York Trust Company, N.A., as Property Trustee, relating to Southern Company Capital Trust II.

                  25.6 Statement of Eligibility under Trust Indenture Act of 1939, as amended, of The Bank of New York Trust Company, N.A., as Guarantee Trustee, relating to Southern Company Capital Trust II.

                  25.7 Statement of Eligibility under Trust Indenture Act of 1939, as amended, of The Bank of New York Trust Company, N.A., as Property Trustee, relating to Southern Company Capital Trust VI.

                  25.8 Statement of Eligibility under Trust Indenture Act of 1939, as amended, of The Bank of New York Trust Company, N.A., as Guarantee Trustee, relating to Southern Company Capital Trust VI.

                  25.9 Statement of Eligibility under Trust Indenture Act of 1939, as amended, of The Bank of New York Trust Company, N.A., as Property Trustee, relating to Southern Company Capital Trust VII.

                  25.10 Statement of Eligibility under Trust Indenture Act of 1939, as amended, of The Bank of New York Trust Company, N.A., as Guarantee Trustee, relating to Southern Company Capital Trust VII.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 15, 2005                       THE SOUTHERN COMPANY



                                               By /s/Tommy Chisholm
                                                   Tommy Chisholm
                                                     Secretary